EXHIBIT 10.21


     AMENDMENT NO. 1, dated as of September 25, 2002 ("Amendment No. 1") to the Receivables Purchase and Transfer Agreement, dated as of January 29, 2002 (the "RPTA"), among NATIONAL MEDICAL HEALTH CARD SYSTEMS, INC., a corporation. organized under the laws of the State of Delaware (together with its corporate successors and assigns, "NMHC", and in its capacity as initial primary servicer thereunder, the "Primary Servicer"), each of the entities named on Schedule I thereto (each, including NMHC, together with each one's corporate successors and assigns, a "Provider" and collectively, the "Providers"), and NMHC FUNDING, LLC, a limited liability company organized under the laws of the State of Delaware (together with its corporate successors and assigns, the "Purchaser") and HFG HEALTHCO-4 LLC (together with its successors and assigns, the "Lender"), as assignee of the Purchaser. Unless otherwise defined herein, terms in the RPTA are used herein as therein defined.

     WHEREAS, the Primary Servicer and the Providers have requested that the Purchaser agree to amend certain provisions of the RPTA and that the Lender consent to such amendments and to the prepayment in full of the Unsecured Notes.

     WHEREAS, the Purchaser is willing to agree to the amendments requested by the Primary Servicer and the Providers, and the Lender is willing to consent to such amendments and prepayment, subject to the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, and subject to the fulfillment of the conditions set forth below, the parties hereto agree as follows:

SECTION 1.        AMENDMENTS TO RPTA

     1.1 Schedule Ito the RPTA is hereby amended to add NMHCRX CONTRACTS, INC. as a Provider.

     1.2 Paragraph (bb) of Exhibit V to the RPTA is hereby amended by substituting the figure "0.75" with the figure "0.70" in the first sentence thereof

     1.3 Paragraph (x) of Exhibit V to the RPTA is hereby amended in its entirety and the following shall be substituted therefor:

                         (x) Consolidated Net Worth, calculated at the end of any fiscal quarter of the Providers, is less than the amount set forth below as of the end of the corresponding fiscal quarter indicated below:

                  Fiscal Quarter Ending Amount

                    June 30, 2002                                $ 8,750,000
                    September 30, 2002                           $ 9,000,000
                    December 31, 2002                            $10,000,000
                    March 31, 2003                               511,500,000
                    June 30, 2003 and
                     all fiscal quarters thereafter              513,000,000

     1.4 Paragraph (ff) of Exhibit V to the RPTA is hereby amended in its entirety and the following shall be substituted therefor:

                         (ff) The Consolidated Tangible Net Worth of NMHC and its Subsidiaries calculated at the end of any fiscal quarter of the Providers, is less than the amount indicated oppositive each such fiscal quarter ended as follows:

                Fiscal Quarter Ending Amount

                    June 30, 2002                               ($35,000,000)
                    September 30, 2002                          ($34,000,000)
                    December 31, 2002                           ($33,000,000)
                    March 31, 2003                              ($31,500,000)
                    June 30, 2003 and
                     all fiscal quarters thereafter             ($29,000,000)

SECTION 2.        CONSENT UNDER THE RPTA

     2.1 Effective as of June 30, 2002, the Lender hereby provides its Written Consent, as required under paragraph (gg) of Exhibit V to the RPTA, to the prepayment by NMHC in full of all principal and accrued interest on the Unsecured Notes.

     2.2 Except for the specific consent set forth above, nothing herein shall be deemed to be a waiver of, or a consent with respect to, any covenant or agreement contained in the RPTA, and the Primary Servicer and each Provider hereby agrees that all of the covenants and agreements contained in the RPTA are hereby ratified and confirmed in all respects and that the RPTA remains in full force and effect in accordance with its terms.

SECTION 3.        MISCELLANEOUS

     3.1 Each of the Providers represents and warrants that no unwaived event has occurred and is continuing which constitutes an Event of Termination, a Group-Wide Event of Termination or a Servicer Termination Event or would constitute such an Event of Termination, Group-Wide Event of Termination or Servicer Event of Termination but for the requirement that notice be given or time elapse or both.

     3.2 The terms "Agreement", "hereof", "herein" and similar terms as used in the RPTA shall mean and refer to, from and after the effectiveness of this Amendment No. 1, the RPTA as amended by this Amendment No. 1, and as it may in the future be amended, restated, modified or supplemented from time to time in accordance with its terms. Except as specifically agreed herein, the RPTA is hereby ratified and confirmed and shall remain in full force and effect in accordance with its terms.

     3.3 THIS AMENDMENT NO. 1 SHALL, 1N ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD CALL FOR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

     3.4 This Amendment No. 1 may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

3.5 Delivery of an executed counterpart of a signature page by telecopier shall be effective as delivery of a manually executed counterpart.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

45422410.1
                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be executed by their respective officers thereunto duly authorized, as of the date first above written.

PROVIDERS:                             NATIONAL MEDICAL HEALTH CARD
                                       SYSTEMS, INC., a corporation organized
                                       under the laws of the State of Delaware


                                        By: /s/David Gershen
                                           ------------------------------------
                                           Name: David Gershen
                                           Title:CFO


                                        PHARMACY ASSOCIATES, INC.


                                        By: /s/ David Gershen
                                           ------------------------------------
                                           Name: David Gershen
                                           Title:CFO


                                        INTERCHANGE PMP, INC.


                                        By: /s/David Gershen
                                           ------------------------------------
                                           Name: David Gershen
                                           Title:CFO


                                         SPECIALTY PHARMACY CARE, INC.


                                         By: /s/David Gershen
                                           ------------------------------------
                                           Name:David Gershen
                                           Title:CFO

                                          CENTRUS CORPORATION f/k/a
                                           HSL ACQUISITION CORP.


                                           By: /s/ David Gershen
                                              ---------------------------------
                                              Name:David Gershen
                                              Title: CFO


                                          PSCNY IPA, INC.


                                          By: /s/ David Gershen
                                             ----------------------------------
                                              Name: David Gershen
                                              Title: CFO


                                          NMHCRX CONTRACTS, INC.


                                         By: /s/ David Gershen
                                            -----------------------------------
                                            Name: David Gershen
                                            Title:CFO

PURCHASER:                                 NMHC FUNDING, LLC

                                           By:   National Medical Health Card
                                                 Systems, Inc., a corporation
                                                 organized under the laws of the
                                                 State of Delaware

                                           By: /s/ David Gershen
                                              ---------------------------------
                                               Name: David Gershen
                                               Title: CFO

PRIMARY SERVICER:                          NATIONAL MEDICAL HEALTH
                                            CARD SYSTEMS, INC.


                                           By: /s/ David Gershen
                                              ---------------------------------
                                              Name:David Gershen
                                              Title: CFO

CONSENTED TO:

HFG HEALTHCO-4 LLC

By:      HFG Healthco-4, Inc., a member


         By: /s/Orlando Figueroa
                Name:Orlando Figueroa
                Title: Vice President